UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2009

TIDEWATER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6311	72-0487776
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Poydras Street, Suite 1900
New Orleans, Louisiana	70130
(Address of principal executive offices)	(Zip Code)

(504) 568-1010

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	Long-Term Incentive Compensation Awards

Restricted Stock. On March 5, 2009, the Compensation Committee of the Board of Directors of Tidewater Inc. (the “Company”) finalized the awards of restricted stock under the 2006 Stock Incentive Plan to our Chief Executive Officer, our Chief Financial Officer, and the other current executive officers for whom we reported compensation information in our most recent proxy statement (our “Named Executive Officers”) in the amounts provided below. Each restricted stock grant consists of a portion for which restrictions will lapse based on continued employment and a portion for which the restrictions will lapse only if certain performance targets are met.

The restrictions on the time-based portion of restricted stock will lapse in four equal tranches over the next four years. The restrictions on the performance-based portion will lapse following fiscal 2013 if the simple average of the preceding four fiscal years of return on capital employed (ROCE) is greater than 10%, which is Tidewater’s current estimated weighted average cost of capital. If the four-year simple average of ROCE (SAROCE) is 10% or less, all performance-based restricted shares will be cancelled. For each 1% in excess of 10% SAROCE, the restrictions on 20% of the shares will lapse, up to a full lapse of all restrictions at 15% or greater SAROCE. Proration will apply between 10% and 15%.

Name	Number of Time-Based Shares	Number of Performance-Based Shares
Dean E. Taylor	32,498	16,249
Quinn P. Fanning	10,914	5,457
Jeffrey M. Platt	11,729	5,864
Stephen W. Dick	11,577	5,789
Bruce D. Lundstrom	11,350	5,675

Stock Options. On March 5, 2009, the Compensation Committee also finalized the awards of stock options under the 2006 Stock Incentive Plan to the Named Executive Officers. The options vest one-third per year beginning one year after the date of grant. The options were granted at an exercise price of $33.83 per share, which was equal to the closing price of a share of the Company’s Common Stock on March 4, 2009.

Name	Number of Shares
Dean E. Taylor	92,538
Quinn P. Fanning	31,077
Jeffrey M. Platt	33,398
Stephen W. Dick	32,967
Bruce D. Lundstrom	32,320

Annual Incentive Plan

The annual incentive compensation for Dean E. Taylor, the Company’s Chairman, President and Chief Executive Officer, has not previously included an individual performance component. For fiscal 2010, Mr. Taylor will be eligible to receive an incentive payment based upon his individual performance in addition to the Company’s performance. The individual performance component can be in an amount up to 37.5% of his targeted payout.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIDEWATER INC.

By:	/s/ Quinn P. Fanning
Quinn P. Fanning Executive Vice President and Chief Financial Officer

Date: March 10, 2009